American Century Capital Portfolios, Inc. Prospectus and Summary Prospectus Supplement Global Real Estate Fund
Supplement dated October 23, 2019 ■ Summary Prospectus dated March 1, 2019 (as revised August 1, 2019) and Prospectus dated March 1, 2019

The following replaces the paragraph under the Example heading on page 2 of the summary prospectus and prospectus.
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods and that you earn a 5% return each year. The example also assumes that the fund’s operating expenses remain the same, except that it reflects the rate and duration of any fee waivers noted in the table above. You may be required to pay brokerage commissions on your purchases of Investor, I or Y Class shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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